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                                  EXHIBIT 21.1
                        DENALI INCORPORATED SUBSIDIARIES
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
                                                                          Jurisdiction
        Subsidiary Name                                                 of Incorporation
        ---------------                                                 ----------------
        B.V. Twentse Kunststoffenindustrie Plasticon                    The Netherlands
        B.V. van Delden                                                 The Netherlands
        Belco Manufacturing Company, Inc.                               Texas
        Containment Solutions Services, Inc.                            Delaware
        Containment Solutions, Inc.                                     Delaware
        Denali International Holdings, B.V.                             The Netherlands
        Denali Management, Inc.                                         Delaware
        Denali Operating Management Ltd.                                Texas
        Denali Welna Europe, B.V.                                       The Netherlands
        Dewel B.V.                                                      The Netherlands (50% Ownership)
        Ershigs, Inc.                                                   Washington
        Fibercast Company                                               Delaware
        Garlway Ltd.                                                    U.K. (90% Ownership)
        Gimex Technische Keramiek b.v.                                  The Netherlands (65% Ownership)
        Hanwel B.V.                                                     The Netherlands
        Hanwel Belgium N.V.                                             Belgium
        Hurner Umwelt Technik                                           Germany
        Instrumentation Solutions, Inc.                                 Delaware
        K.T.D. Plasticon GmbH                                           Germany
        K.T.D. Vert. GmbH                                               Germany (40% Ownership)
        Kialite Plasticon B.V.                                          The Netherlands
        Manantial Chile, S.A.                                           Chile
        Metalchem Plasticon S.A.                                        Poland
        Onroerend-Goed Maatschappij Plasticon, B.V.                     The Netherlands
        Plasticon B.V.                                                  The Netherlands
        Plasticon Haven B.V.                                            The Netherlands
        Plasticon Heerenveen B.V.                                       The Netherlands
        Plasticon Kialite Thailand Ltd.                                 Thailand (33% Ownership)
        Plasticon Projects B.V.                                         The Netherlands
        Plasticon Vert. GmbH                                            Germany (60% Ownership)
        Plasti-Fab, Inc.                                                Oregon
        Plastotec GmbH                                                  Austria (40% Ownership)
        Rheinland Kunststoff GmbH                                       Germany (25% Ownership)
        SEFCO, Inc.                                                     Oklahoma
        Sovap S.A.                                                      France
        Plasticon Fluid Systems                                         Delaware
        W.A.P. Spoo                                                     Poland (60% Ownership)
        Welna Andren Plastteknik AB                                     Sweden (50% Ownership)
        Welna France S.A.                                               France
        Welna Handel B.V.                                               The Netherlands
        Welna Handel Belgium N.V.                                       Belgium
        Welna Kunststoffen B.V.                                         The Netherlands
        Welna U.K. Ltd.                                                 U.K.
        Welna, N.V.                                                     The Netherlands
        Woodcap B.V.                                                    The Netherlands
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* All subsidiaries are, directly or indirectly, owned 100% by Denali
  Incorporated unless otherwise noted.